UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

International Business Machines Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Voting and Consent Enclosure

[IBM Logo]

TWO EASY WAYS TO VOTE

Vote by Internet

1.                                       Read the accompanying Proxy Statement and Proxy/Voting Instruction Card.

2.                                       Go to website www.ibm.com/investor/vote

3.                                       Follow the simple instructions provided at the log-in site.

4.                                       Your vote will be immediately confirmed and posted.

Vote by Telephone

1.                                       Read the accompanying Proxy Statement and Proxy/Voting Instruction Card.

2.                                       Call the toll-free number, 877-779-8683. Stockholders residing outside the United States, Canada and Puerto Rico should call 201-536-8073.

3.                                       The phone script will provide simple instructions.

4.                                       Your vote will be immediately confirmed and posted.

E-CONSENT FOR FUTURE DELIVERY OF PROXY MATERIAL ONLINE

IBM Stockholders can sign-up to receive future Annual Reports and Proxy materials online by following these instructions:

Go to website www.ibm.com/investor/vote and proceed to the page to select the option for “Electronic Mail” delivery before voting online.

- or -

Go to www.econsent.com/ibm and follow the instructions.

(Your IBM account number is required to consent.)

Prior to the next IBM Stockholder Meeting, you will receive an e-mail providing information on where to locate the IBM Annual Report and Proxy Statement online.

If you vote through the Internet or by telephone, please do not return your proxy card.

Internet Voting Screen No. 1

[IBM logo]

Proxy vote

Vote your IBM proxy online

Thank you for choosing to participate in the program to vote your proxy through the Internet. Please read this page and click on the “proceed” button below to fill out and submit your proxy.

To vote online you must use the control number that appears in the gray shaded area on your proxy card. Your online vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote your shares online, there is no need for you to mail back your proxy card.

When you click on “proceed” you will leave the IBM web site and enter the secure Computershare proxy voting site.

—> Proceed

Internet Voting Screen No. 2

Computershare, formerly EquiServe	Vote By Net

Vote By Net

[IBM logo]

International Business Machines Corporation

|Step 1| |Step 2| |Step 3|

Welcome to the Computershare online voting wizard!

Just follow a few simple steps to complete the secure online voting process:

Authentication:	Login using your authorization information

Delivery Preference:	Setup future delivery of your annual meeting materials

Voting:	Cast your vote and receive your confirmation online

Finish:	Vote another card or exit the voting site

If you have more than one proxy card or voter instruction card or ballot, please vote them one card at a time. To get started now, login below and click “Continue”.

Step 1: Authentication

Enter the series of numbers printed in the gray shaded area	|	|
on your proxy card, voting instruction sheet or ballot

Enter the last 4 digits of the U.S. social security	|	|
number (SSN) or the U.S. taxpayer
identification number (TIN) for this account.*

CONTINUE >>

*                                         If you do not have a SSN or TIN for this account, please leave this box blank.

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Internet Voting Screen No. 3

Computershare, formerly EquiServe	Vote By Net

Vote By Net

IBM logo

International Business Machines Corporation

|Step 1| |Step 2| |Step 3|

Welcome

Name Line

Address Line

City, State Zip Line

Delivery Preference

You have previously selected to receive your future annual meeting materials by mail.

If you choose to change your selection, you may do so now:

☐ Electronically (View Terms and Conditions for Electronic Delivery)

E-mail address (e.g., name@xyz.com)                |                                    |

Enter e-mail address again for validation            |                                    |

or

☐ Postal mail

Continue >>

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Internet Voting Screen No. 4

Computershare, formerly EquiServe	Vote By Net

Vote by Net

[IBM Logo]

International Business Machines Corporation

 |Step 1| |Step 2| |Step 3|

International Business Machines Corporation 2006 Annual Meeting of Stockholders

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS

APRIL 25, 2006

Samuel J. Palmisano, Mark Loughridge, and Daniel E. O’Donnell, or any of them individually and each of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of International Business Machines Corporation owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held in the Tulsa Convention Center, West 4th Street & South Houston Avenue, Tulsa, Oklahoma, at 10 a.m. on Tuesday, April 25, 2006, or any adjournment thereof.

THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF 2006 ANNUAL MEETING AND PROXY STATEMENT.

THIS PROXY WILL ALSO BE USED TO PROVIDE VOTING INSTRUCTIONS TO THE TRUSTEE FOR ANY SHARES OF COMMON STOCK OF INTERNATIONAL BUSINESS MACHINES CORPORATION HELD IN THE IBM STOCK FUND INVESTMENT ALTERNATIVE UNDER THE IBM SAVINGS PLAN ON THE RECORD DATE, AS SET FORTH IN THE NOTICE OF 2006 ANNUAL MEETING AND PROXY STATEMENT.

Check this box to cast your vote in accordance with the recommendations of IBM’s Directors: ☐

IBM’s Directors recommend a vote “FOR” all Nominees for Director.

1. Election of Directors

☐ FOR ALL NOMINEES, except as noted below ☐ WITHHOLD AS TO ALL NOMINEES

☐ C. Black ☐ K.I. Chenault ☐ J. Dormann ☐ M. L. Eskew

☐ S. A. Jackson  ☐ M. Makihara ☐ L. A. Noto

☐ J. W. Owens ☐ S. J. Palmisano ☐ J. E. Spero

☐ S. Taurel ☐ C. M. Vest ☐  L. H. Zambrano

IBM’s Directors recommend a vote “FOR” Proposal 2.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

☐ FOR ☐ AGAINST ☐ ABSTAIN

IBM’s Directors recommend a vote “AGAINST” Stockholder Proposal 3.

3. Cumulative Voting

☐ FOR ☐ AGAINST ☐ ABSTAIN

IBM’s Directors recommend a vote “AGAINST” Stockholder Proposal 4.

4. Pension and Retirement Medical

☐ FOR ☐ AGAINST ☐ ABSTAIN

IBM’s Directors recommend a vote “AGAINST” Stockholder Proposal 5.

5. Executive Compensation

☐ FOR ☐ AGAINST ☐ ABSTAIN

IBM’s Directors recommend a vote “AGAINST” Stockholder Proposal 6.

6. Disclosure of Executive Compensation

☐ FOR ☐ AGAINST ☐ ABSTAIN

IBM’s Directors recommend a vote “AGAINST” Stockholder Proposal 7.

7. Offshoring

☐ FOR ☐ AGAINST ☐ ABSTAIN

IBM’s Directors recommend a vote “AGAINST” Stockholder Proposal 8.

8. China Business Pinciples

☐ FOR ☐ AGAINST ☐ ABSTAIN

IBM’s Directors recommend a vote “AGAINST” Stockholder Proposal 9.

9. Political Contributions

☐ FOR ☐ AGAINST ☐ ABSTAIN

IBM’s Directors recommend a vote “AGAINST” Stockholder Proposal 10.

10. Majority Voting for Directors

☐ FOR ☐ AGAINST ☐ ABSTAIN

IBM’s Directors recommend a vote “AGAINST” Stockholder Proposal 11.

11. Simple Majority Vote

☐ FOR ☐ AGAINST ☐ ABSTAIN

If applicable, click the option box:   ☐ Will attend Annual Meeting — Use admission ticket attached to your proxy card

To cast your vote please click “Submit”.                                                  |Submit|

(Note: Your vote will not be counted until you click “Submit”.)

Home     Back to Top

Copyright © 2006 Computershare Limited. All rights reserved.
Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited. Please view our Privacy policy and About Security.

Internet Voting Screen No. 5

|Step 1| |Step 2| |Step 3|

Computershare formerly EquiServe	Vote By Net

Vote By Net

[IBM logo]

International Business Machines Corporation

Name Line                            ☐ Print this page   ☐ E-mail a copy

Address Line

City, State Zip Line

Control Number:

Confirmation Number:

Date:

Thank you for using Computershare’s Vote-By-Net facility.

Step 3: Summary of your vote

Your vote was recorded by Computershare as follows:

1. Election of Directors

[stockholder’s vote inserted here]

2. Ratification of Appointment of Independent Registered Public Accounting Firm

[stockholder’s vote inserted here]

3. Cumulative Voting

[stockholder’s vote inserted here]

4. Pension and Retirement Medical

[stockholder’s vote inserted here]

5. Executive Compensation

[stockholder’s vote inserted here]

6. Disclosure of Executive Compensation

[stockholder’s vote inserted here]

7. Offshoring

[stockholder’s vote inserted here]

8. China Business Principles

[stockholder’s vote inserted here]

9. Political Contributions

[stockholder’s vote inserted here]

10. Majority Voting for Directors

[stockholder’s vote inserted here]

11. Simple Majority Vote

[stockholder’s vote inserted here]

Will attend Annual Meeting — Use admission ticket attached to your proxy card

[stockholder’s selection (yes or no) inserted here]

Delivery Preference

[stockholder’s selection (electronically or postal mail) inserted here]

E-mail address:  [stockholder’s E-mail address inserted here]

Please keep a copy for your records. To change your vote click “Back”.

You can now vote another ballot or go to International Business Machine’s Homepage or click “Finish” to exit to Computershare’s Homepage.

☐  BACK  ☐  FINISH

 Home | Back to Top

Copyright © 2006 Computershare Limited. All rights reserved.
Reproduction in whole or in part in any form or medium without express written permission of Computershare
Limited is prohibited. Please view our Privacy policy and About Security.

IBM Corporation

2006 Telephone Voting Script

Toll Free: 1-877-PRX-VOTE or 1-877-779-8683

1.               Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting.

2.               Enter the series of numbers printed in the gray shaded box on your card, followed by the pound sign.

3.               One moment please while we verify your information.

4.               Enter the last four digits of the U.S. social security number or the U.S. taxpayer identification number for this account followed by the pound sign.

5.               The company that you are voting is IBM Corporation.

6.               Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders.

7.               To vote all proposals in accordance with the recommendations of the Board of directors, press 1. If you wish to vote on one proposal at a time, press 2.

If 1, go to Playback.

If 2, go to 8.

8.               Item # 1. To vote for all nominees press 1. To withhold from all nominees press 2. To withhold from individual nominees press 3.

If 1, go to 9.

If 2, go to 9.

If 3, go to Director Exception.

Director Exception

Enter the 2-digit number next to the nominee from whom you would like to withhold your vote, followed by the pound key. Or, if you have completed voting on directors, press the pound key again.

If pound key entered twice, go to the next item.

If valid nominee number, go to Next Nominee.

Next Nominee

To withhold your vote from another nominee enter the 2-digit number next to the nominee followed by the pound key. Or if you have completed voting on directors press the pound key again.

If pound key entered twice, go to the next item.

If valid nominee number, go to Next Nominee.

Invalid Nominee Number

You have entered an invalid nominee number.

{Go to Next Nominee.}

9.               Item # 2. To vote for, press 1; against, press 2; to abstain, press 3.

If 1, go to 10.

If 2, go to 10.

If 3, go to 10.

10.         Item # 3. To vote for, press 1; against, press 2; to abstain, press 3.

If 1, go to 11.

If 2, go to 11.

If 3, go to 11.

11.         Item # 4. To vote for, press 1; against, press 2; to abstain, press 3.

If 1, go to 12.

If 2, go to 12.

If 3, go to 12.

12.         Item # 5. To vote for, press 1; against, press 2; to abstain, press 3.

If 1, go to 13.

If 2, go to 13.

If 3, go to 13.

13.         Item # 6. To vote for, press 1; against, press 2; to abstain, press 3.

If 1, go to 14.

If 2, go to 14.

If 3, go to 14.

14.         Item # 7. To vote for, press 1; against, press 2; to abstain, press 3.

If 1, go to 15.

If 2, go to 15.

If 3, go to 15.

15.         Item # 8. To vote for, press 1; against, press 2; to abstain, press 3.

If 1, go to 16.

If 2, go to 16.

If 3, go to 16.

16.         Item # 9. To vote for, press 1; against, press 2; to abstain, press 3.

If 1, go to 17.

If 2, go to 17.

If 3, go to 17.

17.         Item # 10. To vote for, press 1; against, press 2; to abstain, press 3.

If 1, go to 18.

If 2, go to 18.

If 3, go to 18.

18.         Item # 10. To vote for, press 1; against, press 2; to abstain, press 3.

If 1, go to 19.

If 2, go to 19.

If 3, go to 19.

19.         If you would like to attend the annual meeting, press 1. If not, press 2.

If 1, go to 20.

If 2, go to 20.

20.         You have cast your vote as follows:

{Playback the appropriate vote for this proxy card.}

Default Playback

You have voted in the manner recommended by the board of directors.

Director Proposal Playback

Voted for all nominees: Item #1. You have voted for all nominees

Or

Withhold from all nominees:  Item #1. You have voted to withhold your vote from all nominees.

Or

Withhold from individual  nominees:  Item #1. You have voted for all nominees except for the following nominee numbers.

For/Against/Abstain Proposal Playback

Item # {For | Against | Abstain}

21.         Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press 1. Otherwise, please hang up. Thank you for voting.

No Key Pressed

Go to the same item (repeat three times); otherwise, go to Error.

Invalid Control Numbers

We are unable to authenticate the information that you entered.

Invalid Number

Go to the same item (repeat three times); otherwise, go to Error

Error

We are unable to process your request at this time. Thank you for calling.

{Call ends.}